UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
August 8, 2023

INTER PARFUMS INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176

(Address of Principal Executive Offices)

212. 983.2640

(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 280.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 280.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 280.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§280.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

The Form 8-K dated August 8, 2023 as filed with the Commission incorporated by reference and filed the press release issued earlier the same day. However, there was a typographical error, as the release contained the sentence (bold added):

Mr. Atwood continued, “As we reported in our second quarter 2023 net sales release on July 24th, we continue to look for full-year 2023 net sales to approximate $1.3 million, or growth of 20% from full-year 2022.

The sentence was corrected to read as follows (bold added):

Mr. Atwood continued, “As we reported in our second quarter 2023 net sales release on July 24th, we continue to look for full-year 2023 net sales to approximate $1.3 billion, or growth of 20% from full-year 2022.

The balance of the Form 8-K and press release were not changed and are refiled in their entirety.

Item 2.02. Results of Operations and Financial Condition.

Certain portions of our press release dated August 8, 2023, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

●	The two line title, and the 1st, 2nd (consisting of a table), 3rd , 8th, and 9th paragraphs relating to results of operations for the second quarter of 2023 and the and 4th paragraph relating to year to date distribution and travel retail business

●	The 17th through 20th paragraphs relating to the conference call to be held on August 9, 2023

●	The unaudited consolidated statements of income and consolidated balance sheets

Item 7.01. Regulation FD Disclosure.

Certain portions of our press release dated August 8, 2023, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

●	The 10th through 13th paragraphs relating to 2023 guidance

●	The 23rd paragraph relating to forward looking information

●	The balance of such press release not otherwise incorporated by reference in Item 2.02 or Item 8.01

Item. 8.01 Other Events.

●	The 14th through 17th paragraphs relating to dividends and share buyback program

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated August 8, 2023

SIGNATURES

 Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 9, 2023

Inter Parfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood
Chief Financial Officer